UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

SCHEDULE 14A

______________

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant:      X

Filed by a Party other than the Registrant:

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

  X

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

TOWERS WATSON & CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

This message is for Towers Watson stockholders. If you are not a stockholder you can disregard this message.

Dear Towers Watson Stockholders:

YOUR VOTE IS IMPORTANT!

Very soon, you will receive a Notice in the mail with information about how to vote your shares for this year's annual stockholders' meeting, which will be held on November 11, 2011.  This year, most holders will vote their shares online via the Internet (certain Class B stockholders will receive their proxy and ballot in the mail).

The Notice you will receive includes instructions on how to vote online.  To vote online, you will need to go to www.proxyvote.com, and enter the 12-digit control number provided to you in your Notice.

For your reference, here is a sample of what the Notice will look like. (This sample is intended to familiarize you with the Notice, but is not part of the process and is not the Notice.)

To ensure that your shares are represented at the stockholders' meeting, when you receive your Notice (or your proxy and ballot) in the mail, please cast your vote online via the Internet, or by signing and returning the proxy card you received as soon as possible.

You can view the proxy materials at this website - www.proxyvote.com.  If you prefer to receive a full set of the proxy materials by mail, the Notice will include a web address, an email address and a toll-free telephone number that you may use to request printed copies. We will promptly mail you the materials after receiving your request.

Your communication preference as a Towers Watson stockholder is important to us. These communication options give you the flexibility to actively participate in the annual meeting proxy vote process in the way that best works for you. Also, by providing copies only upon request, we lower the cost of delivering the proxy materials and reduce the environmental impact of printing and mailing so many hard copies.

For additional information about the Proxy Process, please visit the 2011 Proxy Process page on Vantage at:

http://vantage.wwc.wwworldwide.net/aboutTW/Functions/Legal/ProxyProcess/Pages/default.aspx

Your Board of Directors unanimously recommends that stockholders vote FOR proposals 1-3 and “annual” on proposal 4.

Thank you for your cooperation.

Office of the Secretary

IMPORTANT REMINDER:

We encourage you to vote your shares via the Internet as soon as possible.

Please follow the easy instructions on the Notice of Proxy Meeting and/or proxy card you received with your proxy materials by first class mail or by email.

If you have any questions, or need assistance in the last-minute voting of your shares, please call our proxy solicitor,

INVESTORCOM, INC.

(877) 972-0090

Proxy Process Q&A

•

How will I receive my Proxy materials for Towers Watson’s 2011 Annual Meeting of Stockholders?

•

What is Notice and Access?

•

Why might I receive more than one Notice of Proxy materials, or both a Notice and a full set of Proxy materials?

•

Is it possible that I will need to vote multiple times?

•

How do I vote through the Internet?

•

How is the 12-digit control number used in electronic voting?

•

Can I vote electronically through the Internet once my Notice is received by mail?

•

When would I need a PIN number to vote?

•

What do I do if I lose my PIN or I can’t remember it? How do I find out what my PIN is?

•

Can I vote by telephone? What do I need to have to vote by telephone?

•

If I lose my proxy materials, how can I get another copy?

•

Whom should I talk to if I have questions about Towers Watson & Co. stock?

•

How can I sign up for electronic delivery of Proxy materials?

•

How do I access the Proxy materials once the Notice has been distributed, but before I vote?

•

How can I vote my shares?

How will I receive my Proxy materials for Towers Watson’s 2011 Annual Meeting of Stockholders?

In early October 2011, all Towers Watson associate stockholders will receive their Proxy materials via a new process called Notice and Access, unless they signed up by September 19, 2011 to have their Proxy materials delivered electronically via the Electronic Enrollment website.

Certain stockholders who own Class B shares will receive Proxy materials by mail.

This Q&A is intended to familiarize you with the Notice and Access process, but is not part of the process and is not the Notice.

What is Notice and Access?

The Notice and Access Rule (the “Rule”) was enacted by the Securities and Exchange Commission (the “SEC”). The Rule allows public companies to provide stockholders access to Proxy materials, and to vote on items to be considered at the annual meeting, through the Internet, and to provide you the option to request printed copies of the Proxy materials.

Towers Watson is pleased to offer you this innovative proxy communication solution. We believe the Rule will allow us to provide our stockholders with the information they need, while lowering the cost of the delivery of the Proxy materials and reducing the environmental impact of printing and mailing so many printed copies.

For our upcoming annual meeting, instead of receiving a full set of the printed Proxy materials in the mail, you will receive a Notice in early October 2011 that contains a web address and control number for viewing the Proxy materials and voting online.

Why might I receive more than one Notice of Proxy materials, or both a Notice and a full set of Proxy materials?

Some associate stockholders may receive more than one Notice by mail because their shares may be held in different ways, both beneficial and registered. In addition, certain stockholders that own Class B shares will receive Proxy materials by mail.

Beneficial Shares include Class A shares held at Morgan Stanley Smith Barney or with another third party, such as a bank or broker.

Registered Shares include Class B shares and Class A shares that are held directly in your name on the records of the Company’s transfer agent, American Stock Transfer and Trust Company, LLC.

In addition, you may receive more than one Notice if your shares are held in more than one name.

Regardless of how many proxy ballots you receive, it is very important you vote all your proxies promptly.

Is it possible that I will need to vote multiple times?

Yes, if you receive more than one Notice, but only vote one of your share positions, you will not have voted all the shares you own. To ensure that all your shares are voted at the Annual Meeting, please vote all your share positions. You may vote through the Internet after receiving your Notice. If you receive a package of Proxy materials in the mail, you may vote through the Internet or by sending your ballot back in the mail.

How do I vote through the Internet?

After the Notice is distributed in early October, you will be able to access the website at www.proxyvote.com to vote your shares. You may access the site 24 hours a day, 7 days a week. You will be prompted to enter the 12-digit control number provided on your Notice; then just follow the simple instructions..

How is the 12-digit control number used in telephone and electronic voting?

Every stockholder will find on their ballot their personal 12-digit control number so they can vote by telephone or electronically through the Internet. This control number ensures that each vote is counted accurately. If you lose the control number, please send an email to the proxy mailbox, twproxy@towerswatson.com and request the control number be sent to you.

Can I vote electronically through the Internet once my Notice is received by mail?

Yes, every stockholder will be issued a 12-digit control number on their Notice. You may vote electronically through the Internet using the 12-digit control number and by following the instructions provided on the Notice.

When would I need a PIN number to vote?

If you signed up by September 19, 2011 to receive your Proxy materials by email, you will receive an email that has your 12-digit control number, and also a PIN number. PIN numbers are 4-digit numbers only assigned to stockholders that have elected to receive their Proxy materials by email as a secondary control in the electronic voting process. This is another way to prevent someone from voting shares that do not belong to them. If you have not elected to receive your Proxy materials by email, you will not be assigned a PIN number.

What do I do if I lose my PIN or I can’t remember it? How do I find out what my PIN is?

PIN numbers will only be assigned to stockholders that have elected to receive their Proxy materials by email. If you can’t locate your PIN, or can’t remember it, you can log on to the proxy voting website at www.proxyvote.com. You may access the site 24 hours a day, 7 days a week. On the webpage, enter your 12-digit control number, and then check the box requesting a PIN. It will be emailed to you. After you get your PIN by email, you may proceed to the website www.proxyvote.com and vote your shares.

Can I vote by telephone? What do I need to have to vote by telephone?

Every stockholder has the right to request a full package of Proxy materials be sent to them in the mail. If you request a full set, a hard-copy ballot will be included, on which you can vote your shares. On that ballot will be a toll-free telephone number that you can call to vote by telephone if you choose to do so. If you choose to vote by telephone, simply call the toll-free number on your ballot on any touch-tone telephone in the U.S. to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to enter the 12-digit control number (printed on the Ballot); then follow the simple instructions. No PIN number is required to vote by telephone.

If I lose my proxy materials, how can I get another copy?

You may request a copy from:

Office of the Secretary

Towers Watson & Co.

901 North Glebe Road

Arlington, VA 22203

Telephone: (703) 258-8000

Fax: (703) 258-7498

Whom should I talk to if I have questions about Towers Watson & Co. stock?

For information regarding your Towers Watson & Co. stock, your account number, or to get answers to your questions about your stock accounts, please see the contact information below. Registered stock account information is maintained by the transfer agent, American Stock Transfer and Trust Company, LLC. Beneficial stock account information may be maintained by Morgan Stanley Smith Barney or your personal broker. Towers Watson does not maintain information about your stock account numbers or stock balances.

Registered:

For information regarding your shares if held by the transfer agent, you should contact the Company’s transfer agent, American Stock Transfer and Trust Company, LLC, at (800) 937-5449, or (718) 921-8124. Their website address is: http://www.amstock.com

Beneficial:

For information regarding your beneficial shares, your stock option account, or your ESPP account held by Morgan Stanley Smith Barney, please contact Morgan Stanley Smith Barney at (800) 634-9855. From outside the U.S. or Canada, collect calls are accepted on: +1 (859) 283-8045. You can also contact Morgan Stanley Smith Barney via their website, located at https://www.morganstanleysmithbarney.com. If your account is not with MSSB, you need to contact the party that holds the shares for you.

How can I sign up for electronic delivery of Proxy materials?

Towers Watson, through Broadridge Financial Solutions, Inc., is pleased to offer the convenience of electronic delivery of annual reports, proxy statements and proxy ballots, allowing stockholders to vote their shares on-line. With your consent, you will be notified by e-mail when the Proxy materials are available on the Internet. To sign up for electronic delivery of Proxy materials and accept this new service, you must have an e-mail address, Internet access through an Internet service provider, and a Web browser that supports secure connections.  The deadline to sign up for this type of delivery was September 19, 2011.  However, you can sign up now for delivery of the 2012 proxy materials.

Visit http://enroll.icsdelivery.com/tw to go directly to the sign up page.

How do I access the Proxy materials once the Notice has been distributed, but before I vote?

To View Proxy materials Online:

Have your 12-Digit Control Number available (located on the Notice) and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of the Proxy materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting Proxy materials by e-mail, please send a blank e-mail with your 12-Digit Control Number (located on the Notice) in the subject line.

How can I vote my shares?

Vote In Person: If you choose to vote your shares in person at the meeting, you must request a hard copy ballot. To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the Proxy materials, which will contain the appropriate instructions.

Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have your 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the Proxy materials, which will include a voting instruction form “VIF”, also known as a ballot.

Sample Envelope:

Sample Notice:

https://www.shareholdereducation.com/pdf/RICS_BN1_Notice%201_Template_09.pdf

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

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Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: <mtgdate> Time: <mtgtime>

Location:

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Before You Vote

How to Access the Proxy Materials

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before <matcutoff>.

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

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Voting Items

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27. <PROP27>

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Voting items Continued

Voting Instructions

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